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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) October 8, 2002



                             Charming Shoppes, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)



       000-07258                                        23-1721355
       ---------                                        ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)



            450 Winks Lane
        Bensalem, Pennsylvania                             19020
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(Address of Principal Executive Offices)                 (Zip Code)



                                 (215) 245-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure

         On October 8, 2002, we issued a press release, the text of which is set forth below. The URLs referenced below are inactive textual references only, and the information set forth therein is expressly not incorporated by reference in this Report.


CHARMING SHOPPES TO PRESENT AT THE MCDONALD 2002 CONSUMER GROWTH CONFERENCE ON OCTOBER 8, 2002, REPORTS SEPTEMBER COMPARATIVE STORE SALES RESULTS, REPROJECTS
 EARNINGS GUIDANCE FOR FISCAL 2003

     Bensalem, PA, October 8, 2002 - Charming Shoppes, Inc. (NASDAQ:CHRS) the retail apparel chain specializing in women's plus-size apparel, is scheduled to present at the McDonald Investments 2002 Consumer Growth Conference today, Tuesday, October 8, 2002, at 10:25 a.m. EST.

     Dorrit J. Bern, Chief Executive Officer, President and Chairman of Charming Shoppes, Inc., and Eric M. Specter, Executive Vice President and Chief Financial Officer, will present at the conference. The presentation will be webcast live, and archived for 90 days, at the McDonald conference website via the following link: http://www.visualwebcaster.com/event.asp?id=8087.

     In conjunction with the conference, the Company is reporting a September comparable store sales decrease of 6%. Comparable store sales by chain for the five weeks ended October 5, 2002 were as follows:

     Lane Bryant Stores .......   (14%)
     Fashion Bug Stores .......    (2%)
     Catherines Stores ........     3%
     Total Corporation ........    (6%)

     The Company will issue a separate press release on Thursday, October 10, 2002, providing customary detailed information on September's sales results.

     Dorrit J. Bern, CEO, President and Chairman of Charming Shoppes said, "Sales performance during the first 3 weeks of September trended to a flat sales comp for the Corporation, slightly below our projections for the month. The last 2 weeks of the month were extremely disappointing, as we experienced double digit decreases, primarily at our mall-based Lane Bryant stores, where there was a decrease in customer traffic from last year's levels. Additionally, we had insufficient inventory levels in certain key items at Lane Bryant, resulting in our inability to meet customer demand for these items. In response to a difficult September, we will be increasing our advertising efforts, through a more extensive utilization of our customer database, as well as maintaining an even tighter control on our selling and administrative costs through the remainder of the year."

     Based on sales performance in the first 2 months of the third quarter, earnings per share for the third quarter Fiscal 2003 are re-projected at $0.00 per share, and include comparable store sales projections of low negative single digits.


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Earnings per share projections for the fourth quarter Fiscal 2003 are reaffirmed at $0.08 per share, and include comparable store sales projections of low positive single digits. However, the Company's guidance for the fourth quarter is tempered with caution, in view of uncertain economic and international conditions, and the potential ongoing effect of the West Coast labor dispute, which impacts all the Company's brands, particularly Lane Bryant. The Company projects earnings per share for Fiscal 2003 in the range of $0.40 - $0.42, as compared to $0.19 per share for Fiscal 2002, excluding a pre-tax restructuring charge of $37.7 million, which was announced on January 28, 2002.

     Charming Shoppes, Inc., operates 2,338 stores in 48 states under the names LANE BRYANT(R), FASHION BUG(R), FASHION BUG PLUS(R), CATHERINE'S PLUS SIZES(R), MONSOON(R) and ACCESSORIZE(R). Monsoon and Accessorize are registered trademarks of Monsoon Accessorize Ltd. Please visit www.charmingshoppes.com for additional information about Charming Shoppes, Inc.

     This press release contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. These forward-looking statements include statements regarding future performance, including earnings, sales performance, and other matters. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the interruption of merchandise flow to the Company's retail stores as a result of the West Coast labor dispute, failure to achieve successful integrations, failure to successfully implement the restructuring plan, failure to successfully implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, the availability of suitable store locations on appropriate terms, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow to the Company's retail stores from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2002. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CONTACT:                Gayle M. Coolick
                        Director of Investor Relations
                        215-638-6955







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHARMING SHOPPES, INC.
                                                      (Registrant)




Dated: October 8, 2002                           By: /S/ Eric. M. Specter
                                                     --------------------
                                                 Name:  Eric M. Specter
                                                 Title: Executive Vice President



































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